UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - July 9, 2015

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On July 9, 2015, Southern California Braiding, Inc. (“SCB”), a wholly owned subsidiary of IEC Electronics Corp. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”), effective as of July 9, 2015, by and between SCB and DCX-Chol Enterprises, Inc. (“DCX”), whereby DCX purchased the multi-conductor stranded copper cable and harness assemblies manufacturing and servicing business previously operated by SCB. Prior to this transaction, there was not a material relationship between the Company and DCX or between DCX and any officer, director or affiliate of the Company.

Pursuant to the Agreement, SCB sold substantially all of its assets to DCX for a net cash payment of $2,291,256 and the assumption by DCX of certain obligations and liabilities of SCB. The cash payment is net of certain pro rations and transaction costs. The Agreement contains indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be attached as an exhibit to the Company’s next Quarterly Report filed on Form 10-Q for the quarter ended June 26, 2015.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
The information set forth under Item 1.01 of this report is incorporated herein by reference. Such description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which will be attached as an exhibit to the Company’s next Quarterly Report filed on Form 10-Q for the quarter ended June 26, 2015.

Item 7.01.     Regulation FD Disclosure.

A copy of the Company’s July 10, 2015 press release announcing the execution and closing of the Agreement is attached to this report as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1     Press Release issued by IEC Electronics Corp. on July 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date:	July 15, 2015	By:	/s/ Michael T. Williams
Michael T. Williams
Chief Financial Officer